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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number       811-4915

DNP Select Income Fund Inc.
(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois 60603
(Address of principal executive offices) (Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code:      (312) 368-5510

Date of fiscal year end:      December 31

Date of reporting period:   June 30, 2007

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders. Whenever any portion of any Fund distribution is derived from a source other than net investment income, the Investment Company Act of 1940 (the “1940 Act”) and related SEC rules require the Fund to furnish shareholders with a written statement disclosing what portion of the payment per share is derived from net investment income, net short-term capital gains, net long-term capital gains, and return of capital. To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in statements furnished pursuant to the 1940 Act are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The 1940 Act and related SEC rules generally prohibit investment companies from distributing long-term capital gains, as defined in the Internal Revenue Code (“IRC”), more often than once in a twelve-month period. To the extent that the Fund’s distributions of net long-term capital gain for a taxable year are offset by the Fund’s capital loss carryovers, such distributions are not treated by the IRC as long-term capital gain dividends. Instead such distributions are treated as additional ordinary dividends or as a return of capital, depending on whether the Fund has undistributed earnings. To date, all of the Fund’s distributions of net long-term capital gain have been fully offset by the Fund’s capital loss carryovers, and therefore none of those distributions have constituted long-term capital gain dividends as defined in the IRC. Funds that have adopted a Managed Distribution Plan generally seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which the Fund’s monthly distribution can be paid after its capital loss carryovers have been fully utilized, the Fund applied for such exemptive relief in April 2007. If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryovers, the Fund’s monthly shareholder distributions may need to include a portion of tax return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a tax return of capital could also occur if the Fund were to distribute more than its income and net realized capital gains. Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com and is also discussed on page four of this report.

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the second quarter of 2007. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.17% common stock dividend yield based on the June 29, 2007 closing price of $10.88 per share. That yield compares favorably with the quarter-end yields of 2.94% on the Dow Jones Utility Index and 2.99% on the S&P Utilities Index. Please refer to the inside front cover and the dividend policy sections of this report for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of –1.5% for the quarter ended June 30, 2007, and 4.3% year-to-date. This total return was somewhat below the –.5% quarterly and 6.9% year-to-date total return of the composite of the S&P Utilities Index and the Lehman Utility Bond Index reflecting the stock and bond ratio of the Fund (the “Composite Index”). In comparison, the S&P Utilities Index – a stock only index – had a total return of –.4% and 8.8%, respectively. Investor concerns over utility stock valuations and a rise in interest rates depressed returns for utility shares, bonds and their benchmarks during the second quarter.

     On a longer-term basis, as of June 30, 2007, your Fund had a five-year cumulative total return of 57.3%, below the 75.6% return of the Composite Index. In comparison, the S&P Utilities Index had a total return during that period of 96.7%. It is important to note that the Composite Index and the S&P Utilities Index include no fees or expenses. The following table compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
	DNP Select Income Fund Inc.
For the period indicated through June 29, 2007	Market	NAV	Composite Index	S&P Utilities Index	Lehman Brothers Utility Bond Index
One year	15.0%	24.8%	21.2%	26.1%	7.4%
Five years	57.3%	86.8%	75.6%	96.7%	24.4%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The Investment Environment and Outlook: The pace of economic activity as measured by Gross Domestic Product (GDP) has slowed over the course of 2006 and into 2007. Some of the early 2006 slow-down can be attributed to the decline in activity related directly to hurricane Katrina. However, later in 2006, economic activity slowed as the result of an increasing contraction in residential construction and a reduction in car production as dealers sold excess inventory off their lots. More broad-based inventory liquidation reduced first quarter 2007 GDP growth to only 0.7% annualized, the lowest level since the fourth quarter of 2002. Second quarter GDP improved to a 3.2% annualized rate according to the Commerce Department’s “advance” estimate released in late July and some inventory rebuilding may support growth later in the year.

     Although the Federal Reserve’s (Fed’s) most popular measure of consumer price inflation, the Personal Consumption Expenditure Deflator (the PCE Index), decelerated somewhat in the latter part of 2006, the PCE Core Index, excluding food and energy, advanced 2¼% for the year, well above what is believed to be the Fed’s target range of 1% – 2%. Further improvement in consumer inflation has been seen in 2007, with the PCE Core Index up only 1.9% year-over-year in June, the best report since March 2004. It was in June of 2004 that the Fed initiated its program of raising short-term interest rates from 1% to 5¼%.

     The statement released from the June 28 meeting of the Federal Open Market Committee (FOMC) and the July Congressional testimony of Fed Chairman Bernanke acknowledged the improvement in inflation. The text, which follows a characteristic topic sequence, dropped the word “elevated” and referenced inflation that had “improved modestly.” However, the FOMC went on to note that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated,” and that the “high level of resource utilization has the potential to sustain those pressures.” Economic growth was characterized as “moderate” despite the weak housing environment. The favorable trend in inflation and the less than favorable trend in economic growth were not sufficient to change the Fed’s inflation focus and steady-state interest rate policy. Without some unexpected catalyst, your Fund managers do not anticipate that monetary policy will change in the near future.

     The broad stock market indexes continue to demonstrate confidence in the strength of the economy and the Fed’s non-inflationary monetary policy, although price volatility has increased. The markets are near their all-time highs, supported by stronger-than-expected earnings and record high merger activity, share buybacks, and private-equity deals. Even the weaker dollar helps multi-national companies profit from the strong global economy and favorable currency translations.

     In the bond markets, yields and risk premiums have risen somewhat. Since the beginning of the year through mid-year, 10-year Treasury yields have risen about 3 tenths of a percent and lower quality indexes have underperfomed similar maturity Treasuries. In the derivatives markets (options and futures, for example) the costs of single issue and portfolio protection have increased, factors adversely affecting liquidity at the margin.

     The utility industries have been relatively stable during the first half of 2007. Merger and acquisition risk has been light compared to other sectors, and regulation has been reasonably supportive, with a few notable exceptions. Above all, your managers analyze companies for their ability to sustain and grow their dividends.

     Back to the Electric Future? On August 14, 2003, a cascade of electric transmission line failures and successive power plant shutdowns led to a blackout covering approximately 9,000 square miles and affecting 50 million people in the Northeast quadrant of the United States and adjacent parts of Canada. An area of concern regarding the electrical system that the blackout highlighted was the lack of capital investment in high voltage transmission.

     One of the biggest roadblocks for transmission investment has been the siting of high voltage electric lines. “Not in My Back Yard” concerns have been one of the primary hindrances to transmission construction in heavily populated, high electric demand areas. Under the Energy Policy Act of 2005, the Department of Energy (DOE) was granted the authority to designate geographic areas as “national interest electric transmission corridors.” A national interest corridor is an area where insufficient transmission capacity is raising the cost of electricity to consumers or jeopardizing reliable service, and the resolution of the problem would be in the national interest. The national interest test can be met by determining that congestion inhibits the development of generation from renewable resources, such as wind, or clean coal technologies.

     Despite federal capacity to determine national interest corridors, individual states retain the initial and primary responsibility for deciding how to resolve transmission capacity problems, including how and where to site transmission. Recourse to the Federal Energy Regulatory Commission (FERC), which is housed within the DOE, is available when a state cannot or will not act promptly to resolve congestion or assure reliability. “Promptly” is defined as a state failing to grant permits for transmission lines proposed in the corridors within a year of the filing of a permit application with state regulators.

     An analysis prepared every third year by the DOE provides the basis for corridor designation. In April, the DOE made its first two national interest corridor designations. One is composed of northern Virginia and eight states running into New York, and the other is in the Southwest, stretching from California into Nevada and east to Arizona. The Arizona Corporation Commission recently rejected development of a new 230-mile transmission line in the Southwest corridor, which would have taken power from western Arizona into Southern California, on the grounds that it would not provide any benefits to Arizona ratepayers while giving price breaks to California ratepayers. On the other hand, the California Public Utilities Commission unanimously approved the proposed transmission line. In theory, this siting conflict could be resolved at the Federal level, but a “prompt” resolution is the best that might be expected.

     The electric industry needs to make significant investments in the electric transmission system. Impediments to that investment are being slowly chipped away, but there is much work to be done to keep our electric future from looking a lot like the past.

DNP SELECT INCOME FUND INC.
SECTOR ALLOCATION*
June 30, 2007

*	Sector allocation is based on total investments rather than total net assets applicable to common shares and includes securities purchased with the cash collateral for securities loaned.

     Board of Directors Meeting: At the regular August 2007 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	September 28	October 10
6.5	October 31	November 13
6.5	November 30	December 10

     About your Fund’s Dividend Policy: At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan. The Plan is described in a Question and Answer format on your Fund’s website: http://www.dnpselectincome.com.

     Longer-term interest rates remain relatively low despite Federal Reserve actions to increase short-term rates, and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. In the absence of tax loss carryforwards, distributions from realized gains would be treated as taxable gains rather than ordinary income.

     The Investment Company Act of 1940 and related rules of the Securities and Exchange Commission (SEC) generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, the Fund’s Board of Directors authorized the Fund to apply to the SEC for such exemptive relief at the same time that it adopted the Managed Distribution Plan.

     If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryforwards, the Fund’s monthly shareholder distributions may need to include a portion of return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President and Chief
Executive Officer

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
(UNAUDITED)
June 30, 2007

COMMON STOCKS—98.1%
		Value
Shares	Description	(Note 1)

	■ ELECTRIC AND GAS—70.4%
1,000,000	Atmos Energy Corp.	$30,060,000
3,071,300	CenterPoint Energy Inc.	53,440,620
1,125,000	Consolidated Edison Inc.	50,760,000
700,000	Dominion Resources, Inc.	60,417,000
3,530,000	Duke Energy Corp.	64,599,000
1,464,000	Exelon Corp.	106,286,400
1,735,000	FPL Group Inc.	98,443,900
1,535,000	FirstEnergy Corp.	99,360,550
1,749,800	Great Plains Energy Inc.	50,954,176
581,000	Integrys Energy Group, Inc.	29,474,130
188,673	National Grid PLC ADR	13,920,294
675,714	National Grid PLC (United Kingdom)	10,005,195
800,000	Nicor Inc.	34,336,000
1,000,000	Northeast Utilities Inc.	28,360,000
2,237,200	NSTAR	72,597,140
1,350,000	PG&E Corp.	61,155,000
1,200,000	PPL Corp.	56,148,000
2,000,000	Pepco Holdings Inc.	56,400,000
1,500,000	Pinnacle West Capital Corp.	59,775,000
1,375,000	Progress Energy Inc.	62,686,250
900,000	Public Service Enterprise Group Inc.	79,002,000
1,000,000	Puget Energy, Inc.	24,180,000
500,000	Red Electrica de Espana, S.A. (Spain)	23,486,067
1,000,000	Scottish & Southern Energy ADR	29,071,900
850,000	Scottish & Southern Energy PLC (United Kingdom)	24,711,186
2,000,000	Southern Co.	68,580,000
1,015,000	Spectra Energy Corp.	26,349,400
2,200,000	Teco Energy Inc.	37,796,000
1,500,000	Vectren Corp.	40,395,000
1,000,000	WGL Holdings Inc.	32,640,000
1,000,000	Westar Energy Inc.	24,280,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

		Value
Shares	Description	(Note 1)
3,499,304	Xcel Energy Inc.	$71,630,753
		1,581,300,961

	■ TELECOMMUNICATION—21.5%
2,095,230	AT&T Inc.	86,952,045
1,464,000	BCE Inc.	55,324,560
565,000	BT Group PLC ADR	37,617,700
1,377,000	Chunghwa Telecom Co. Ltd. ADR	25,970,220
3,000,000	Citizens Communications Co.	45,810,000
1,000,000	France Telecom SA	27,551,223
4,855,000	TeliaSonera AB (Sweden)	35,754,754
2,019,492	Verizon Communications Inc.	83,142,486
1,121,640	Vodafone Group PLC ADR	37,720,753
3,128,360	Windstream Corp.	46,174,593
		482,018,334

	■ NON-UTILITY—6.2%
44,800	AMB Property Corp.	2,384,256
59,232	Alexandria Real Estate Equities Inc.	5,734,842
45,550	Archstone-Smith Trust	2,692,461
38,734	AvalonBay Communities Inc.	4,604,698
27,000	BRE Properties, Inc.	1,600,830
50,595	Boston Properties Inc.	5,167,267
121,946	Corporate Office Properties Trust	5,001,006
62,953	DCT Industrial Trust Inc.	677,374
99,345	Developers Diversified Realty Corp.	5,236,475
107,788	Diamondrock Hospitality Co.	2,056,595
130,314	Digital Realty Trust Inc.	4,910,232
18,192	Douglas Emmett Inc.	450,070
73,696	Duke Realty Corp.	2,628,736
125,441	Equity Residential	5,723,873
34,753	Essex Property Trust Inc.	4,041,774
149,750	Extra Space Storage Inc.	2,470,875
26,623	Federal Realty Investment Trust	2,056,893

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

		Value
Shares	Description	(Note 1)
113,626	General Growth Properties Inc.	$6,016,497
104,848	Health Care Property Investors Inc.	3,033,253
28,603	Hospitality Properties Trust	1,186,739
299,387	Host Hotels & Resorts Inc.	6,921,827
14,082	Kilroy Realty Corp.	997,569
137,471	Kimco Realty Corp.	5,233,521
43,926	LaSalle Hotel Properties	1,907,267
60,382	The Macerich Co.	4,976,684
144,104	ProLogis	8,199,518
58,271	Public Storage Inc.	4,476,378
60,118	Regency Centers Corp.	4,238,319
48,908	SL Green Realty Corp.	6,059,212
118,411	Simon Property Group Inc.	11,016,959
72,639	Sunstone Hotel Investors Inc.	2,062,221
50,611	Tanger Factory Outlet Centers, Inc.	1,895,382
93,839	UDR, Inc.	2,467,966
128,313	Ventas Inc.	4,651,346
61,035	Vornado Realty Trust	6,704,084
		139,482,999
	Total Common Stocks (Cost—$1,704,992,488)	2,202,802,294

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

PREFERRED STOCKS—8.6%

		Value
Shares	Description	(Note 1)

	■ UTILITY—3.1%
700,000	Entergy Corp. 7 5/8% due 2/17/09	$46,375,000
220,000	Southern California Edison 6 1/8% Perpetual	22,240,636
		68,615,636

	■ NON-UTILITY—5.5%
710,432	AMB Property Corp. 7% Series O Perpetual	18,080,494
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	449,454
650,000	Duke Realty Corp. 6.95% Series M Perpetual	16,412,500
300,000	Federal National Mortgage Association 7% Perpetual	15,628,140
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	22,995,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	15,270,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	16,255,800
200,000	Vornado Realty Trust 7% Series E Perpetual	5,010,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,562,432
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	8,330,000
		123,993,820
Total Preferred Stocks (Cost—$181,297,792)		192,609,456

BONDS—36.2%

		Ratings
Par Value	Description	Moody’s	Standard & Poor’s	Value (Note 1)

	■ ELECTRIC AND GAS—14.3%
$10,000,000	AGL Capital Corp
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,456,580
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB-	22,869,704
19,450,000	Comed Financing II
	8 1/2%, due 1/15/27	Ba2	B	20,209,775

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard & Poor’s	Value (Note 1)
$9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa2	BBB-	$9,459,563
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	25,054,680
25,000,000	Duke Capital Corp.
	7½%, due 10/01/09	Baa1	BBB	26,003,475
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A-	20,928,820
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A-	4,766,665
10,000,000	FPL Group Capital Inc.
	7 3/8%, due 6/01/09	A2	A-	10,340,490
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB-	5,428,650
24,340,000	Illinois Power Co.
	7½%, due 6/15/09	Baa3	BBB-	24,836,439
17,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	18,072,836
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	10,872,060
5,000,000	NSTAR
	8%, due 2/15/10	A2	A	5,303,735
9,101,000	PSEG Power LLC
	7¾%, due 4/15/11	Baa1	BBB	9,724,328
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,034,711
16,043,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB	16,824,246
25,000,000	Reliant Energy Resources Corp.
	7¾%, due 2/15/11	Baa3	BBB	26,686,950
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,663,256
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB-	6,926,511

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard & Poor’s	Value (Note 1)
$8,850,000	Southern Union Co.
	8¼%, due 11/15/29	Baa3	BBB-	$9,972,366
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB-	10,291,330
				319,727,170

	■ TELECOMMUNICATION—16.5%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,805,184
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	A2	BB	9,766,202
15,098,000	BellSouth Capital Funding Corp.
	7¾%, due 2/15/10	A2	A	15,913,247
10,000,000	BellSouth Capital Funding Corp.
	7 3/8%, due 2/15/30	A2	A	11,321,860
22,000,000	British Telecom PLC
	8¾%, due 12/15/10	Baa1	BBB+	24,058,892
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,206,360
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	14,625,045
13,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	14,389,780
13,000,000	Deutsche Telekom Int'l Finance B.V.
	8%, due 6/15/10	A3	A-	13,865,241
23,140,000	France Telecom SA
	7 3/4%, due 3/01/11	A3	A-	24,741,867
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,207,646
15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	16,865,355
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BBB	24,114,533

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

		Ratings
Par Value	Description	Moody’s	Standard & Poor’s	Value (Note 1)
$10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BBB	$10,904,540
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	11,581,180
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	6,034,061
32,000,000	Telecom Italia Capital
	7.20%, due 7/18/36	Baa2	BBB+	32,999,552
15,000,000	Telefonica Emisiones SAU
	7.045%, due 6/20/36	Baa1	BBB+	15,582,480
11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	Baa1	BBB+	12,199,557
5,000,000	Telefonica Europe BV
	8 1/4%, due 9/15/30	Baa1	BBB+	5,827,565
17,000,000	Telus Corp.
	8%, due 6/01/11	Baa1	BBB+	18,194,182
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	17,412,096
20,000,000	Vodafone Group PLC
	7 3/4%, due 2/15/10	A3	A-	21,020,440
5,000,000	Vodafone Group PLC
	7 7/8%, due 2/15/30	A3	A-	5,610,600
				370,247,465

	■ NON-UTILITY—5.4%
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A1	A+	10,738,552
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa1	BBB+	9,806,573
100,000,000	Federal National Mortgage Association
	7 1/4%, due 1/16/09	Aaa	AAA	101,049,400
				121,594,525
	Total Bonds (Cost—$812,124,116)			811,569,160

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

SHORT-TERM INSTRUMENTS—40.7%

Par Value/			Value
Shares		Description	(Note 1)
# $	5,085,260	AIM STIC Liquid Assets Portfolio	$5,085,260
#	72,000,000	Banc of America Securities LLC Repurchase Agreement,
		5.415%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$72,032,490 and collateralized by $73,440,000 market value of
		corporate bonds having an average coupon rate of 6.36% and
		an original weighted average maturity of 5/24/20	72,000,000
#	25,000,000	Bank of America, NA
		5.425%, due 2/08/08	25,008,100
#	102,000,000	BNP Paribas Securities Repurchase Agreement,
		5.425%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$102,046,113 and collateralized by $104,040,001 market value of
		corporate bonds having an average coupon rate of 5.37% and
		an original weighted average maturity of 6/25/13	102,000,000
#	25,000,000	Chesham Finance LLC
		5.260%, due 8/08/07	24,998,923
#	50,000,000	Citigroup Global Markets Inc. Master Note
		5.445%, due 7/02/07	50,000,000
#	10,208,000	Citius II Funding LLC
		5.330%, due 7/09/07	10,194,398
#	12,280,000	Coast Asset Corp.
		5.320%, due 7/09/07	12,263,667
#	35,000,000	Credit Suisse First Boston LLC Repurchase Agreement,
		5.415%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$35,015,794 and collateralized by $35,700,859 market value of
		asset-backed securities (ABS) having an average coupon rate
		of 7.37% and an original weighted average maturity of 9/04/37	35,000,000
#	25,000,000	East-Fleet Finance LLC
		5.413%, due 12/03/07	24,997,625
#	25,000,000	Ebury Finance Ltd.
		5.270%, due 8/08/07	24,998,923
#	10,000,000	Foxboro Funding Ltd.
		5.350%, due 7/09/07	9,986,625
#	10,000,000	German Residential Funding PLC
		5.340%, due 8/22/07	10,000,000
#	113,000,000	Goldman Sachs & Co. Repurchase Agreement,
		5.445%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$113,051,274 and collateralized by $115,260,001 market value of
		ABS and collateralized mortgage obligations (CMOs) having an
		average coupon rate of 5.90% and an original weighted average
		maturity of 2/03/36	113,000,000

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
(UNAUDITED)
June 30, 2007

Par Value/			Value
Shares		Description	(Note 1)
# $	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement,
		5.455%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$50,022,729 and collateralized by $51,002,786 market value of
		ABS and CMOs having an average coupon rate of 7.93% and
		an original weighted average maturity of 3/10/34	$50,000,000
#	20,000,000	Harrier Finance Funding LLC
		5.473%, due 1/28/08	20,011,160
#	100,000,000	Lehman Brothers Inc. Repurchase Agreement,
		5.425%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$100,045,208 and collateralized by $102,000,852 market value of
		corporate bonds having an average coupon rate of 4.45% and
		an original weighted average maturity of 9/15/15	100,000,000
#	50,000,000	Liquid Funding Ltd.
		5.35%, due 7/02/07	50,000,000
#	10,000,000	Mica Funding LLC
		5.500%, due 7/02/07	9,996,944
#	20,000,000	Morgan Stanley & Co., Inc.
		5.555%, due 1/11/08	20,018,120
#	75,000,000	Nomura Securities International Inc. Repurchase Agreement,
		5.425%, dated 6/29/07, due 7/02/07, with a repurchase price of
		$75,033,906 and collateralized by $76,500,001 market value of
		CMOs having an average coupon rate of 5.57% and an original
		weighted average maturity of 4/06/40	75,000,000
#	22,000,000	Sedna Finance Inc.
		5.325%, due 10/26/07	22,002,134
#	21,942,000	Transamerica Asset Funding Corp.
		5.400%, due 7/03/07	21,932,126
#	25,000,000	World Omni Vehicle Leasing Inc.
		5.320%, due 7/09/07	24,966,750
		TOTAL SHORT-TERM INSTRUMENTS (Cost—$913,439,253)	913,460,755
		TOTAL INVESTMENTS—183.6% (Cost—$3,611,853,649)	4,120,441,665
		OTHER ASSETS LESS LIABILITIES—(61.3%)	(1,375,906,547)
		AUCTION PREFERRED STOCK—(22.3%)	(500,000,000)
		NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,244,535,118

# This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2007

ASSETS:
Investments at value (cost $3,611,853,649) including $547,000,000 of
repurchase agreements and $881,723,495 of securities loaned	$4,120,441,665
Cash	35,193,022
Receivables:
Securities sold	596,678
Interest	18,004,145
Dividends	6,346,109
Securities lending income	239,576
Prepaid expenses	187,227
Total Assets	$4,181,008,422
LIABILITIES:
Due to Adviser (Note 2)	4,586,055
Due to Administrator (Note 2)	1,104,197
Dividends payable on common stock	14,807,175
Interest payable on remarketed preferred stock	1,489,377
Dividends payable on auction preferred stock	286,111
Payable for securities lending broker rebates	1,964,181
Accrued expenses	761,136
Payable upon return of securities on loan	911,475,072
Remarketed preferred stock (5,000 shares issued and outstanding; liquidation
preference $100,000 per share) (Note 5)	500,000,000
Total Liabilities	1,436,473,304
Auction preferred stock (20,000 shares issued and outstanding;
liquidation preference $25,000 per share) (Note 5)	500,000,000

NET ASSETS APPLICABLE TO COMMON STOCK	$2,244,535,118
CAPITAL:
Common stock ($.001 par value; 250,000,000 shares authorized and
227,802,686 shares issued and outstanding)	$227,803
Paid-in surplus	1,800,839,103
Accumulated net realized loss on investments	(36,084,505)
Distributions in excess of net investment income	(29,038,957)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	508,591,674
Net assets applicable to common stock (equivalent to $9.85 per share based on
227,802,686 shares outstanding)	$2,244,535,118

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
For the six months ended June 30, 2007

INVESTMENT INCOME:
Interest	$24,756,783
Dividends (less withholding tax of $1,437,979)	56,373,543
Securities lending income, net	1,529,363
Total investment income	82,659,689

EXPENSES:
Management fees (Note 2)	9,006,718
Remarketed preferred stock interest expense (Note 5)	10,537,685
Administrative fees (Note 2)	2,173,261
Transfer agent fees	268,500
Custodian fees	407,250
Remarketing agent fees—remarketed preferred stock	628,472
Broker-dealer commissions—auction preferred stock	628,472
Shareholder reports and postage	362,000
Professional fees	133,500
Directors’ fees (Note 2)	268,500
Other expenses	263,216
Total expenses	24,677,574
Net investment income	57,982,115

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	118,481,147
Net change in unrealized appreciation (depreciation) on investments	(108,105,525)
Net realized and unrealized gain	10,375,622

DISTRIBUTIONS ON AUCTION PREFERRED STOCK FROM:
Net investment income (Note 5)	(12,828,181)
Total distributions	(12,828,181)
Net increase in net assets applicable to common stock resulting from operations	$55,529,556

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	six months	For the year
	ended	ended
	June 30, 2007	December 31,
	(UNAUDITED)	2006
FROM OPERATIONS:
Net investment income	$57,985,344	$101,751,096
Net realized gain	118,481,147	103,781,423
Net change in unrealized appreciation (depreciation)
on investments and foreign currency translation	(108,105,525)	325,173,704
Distributions on auction preferred stock from net investment income	(12,828,181)	(16,244,083)
Net increase in net assets applicable to common
stock resulting from operations	55,532,785	514,462,140

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
From and in excess of net investment income (Note 4)	(88,636,259)	(175,734,577)
Return of capital	—	—
Total distributions to common stockholders	(88,636,259)	(175,734,577)

FROM CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of
1,280,569 shares and 2,686,482 shares, respectively	13,445,059	26,927,777
Offering cost incurred in the sale of 20,000 shares of
auction preferred stock	(8,677)	(5,660,038)
Net increase in net assets derived from capital share transactions	13,436,382	21,267,739
Total increase (decrease)	(19,667,092)	359,995,302

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,264,202,210	1,904,206,908
End of period (including distributions in excess of net investment income
of $29,038,957 and $23,398,395, respectively)	$2,244,535,118	$2,264,202,210

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the six months ended June 30, 2007

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$24,157,091
Income dividends received	57,202,629
Securities lending income, net	1,422,758
Expenses paid	(37,711,382)
Purchase of investment securities	(638,146,381)
Proceeds from sale/redemption of investment securities	675,048,805
Amortization of premiums and discounts on debt securities	4,928,259
Net cash provided by operating activities		86,901,779
Cash flows provided by (used in) financing activities:
Offering costs relating to auction preferred stock	(8,677)
Dividends paid	(88,553,022)
Proceeds from issuance of common stock under dividend
reinvestment plan	13,445,059
Net cash used in financing activities		(75,116,640)
Net increase in cash and cash equivalents		11,785,139
Cash and cash equivalents—beginning of period		23,407,883

Cash and cash equivalents—end of period		$35,193,022
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$55,532,785
Change in investments	36,902,424
Net realized gain on investments	(118,481,147)
Net change in unrealized appreciation (depreciation) on investments	108,105,525
Amortization of premiums and discounts on debt securities	4,928,259
Increase in interest receivable	(602,921)
Decrease in dividends receivable	829,087
Decrease in accrued expenses	(205,628)
Increase in other receivable	(106,605)
Total adjustments		31,368,994

Net cash provided by operating activities		$86,901,779

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated:

	For the
	six months
	ended
	June 30, 2007	For the year ended December 31,
	(UNAUDITED)	2006	2005	2004	2003	2002
Net asset value:
Beginning of period	$10.00	$8.51	$8.75	$7.94	$7.37	$9.18
Net investment income (1)(2)	0.23	0.47	0.41	0.54	0.75	0.79
Net realized gain (loss) and
change in unrealized
appreciation/(depreciation) on
investments	0.07	1.89	0.14	1.06	0.62	(1.78)
Dividends on remarketed
preferred stock from
net investment income (1)	—	—	—	—	—	(0.04)
Dividends on auction preferred
stock from net investment income	(0.06)	(0.07)	—	—	—	—
Total from investment operations
applicable to common stock .	0.24	2.29	0.55	1.60	1.37	(1.03)
Dividends on common stock
from and in excess of net
investment income	(0.39)	(0.78)	(0.75)	(0.79)	(0.80)	(0.78)
Return of capital	—	—	(0.04)	—	—	—
Total distributions	(0.39)	(0.78)	(0.79)	(0.79)	(0.80)	(0.78)
Auction preferred stock
offering costs	—	(0.02)	—	—	—	—
Net asset value:
End of period	$9.85	$10.00	$8.51	$8.75	$7.94	$7.37
Per share market value:
End of period	$10.88	$10.82	$10.39	$11.92	$10.96	$9.90
Ratio of expenses to average
net assets applicable to
common stock (1)	2.15%*	2.40%	2.24%	1.86%	1.89%	1.44%
Ratio of net investment income
to average net assets applicable
to common stock (1)(2)	5.04%*	5.02%	4.51%	5.63%	9.88%	9.63%
Total investment return on
market value	4.33%	12.50%	(6.16%)	17.35%	19.82%	(3.04%)
Portfolio turnover rate (2)	19.43%	29.60%	27.99%	43.71%	242.69%	197.27%
Net assets applicable to
common stock, end of
period (000’s omitted)	$2,244,535	$2,264,202	$1,904,207	$1,935,437	1,738,286	$1,592,970

*Annualized

(1)	Upon the adoption of FAS 150 in 2003, dividends on remarketed preferred stock are included in interest expense and are part of net investment income. Absent this change in accounting, per share net investment income and dividends on remarketed preferred stock would have been $0.28 and $0.05, respectively, for the six months ended June 30, 2007; $0.56 and $0.09, respectively, for the year ended December 31, 2006; $0.47 and $0.06, respectively, in 2005; $0.57 and $0.03, respectively, in 2004; $0.78 and $0.03, respectively, in 2003.

(2)	Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from such realized gains will be treated as ordinary income for tax purposes. In addition, the reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during the six months ended June 30, 2007 and during the years ended December 31, 2006, 2005 and 2004.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
June 30, 2007

(1) SIGNIFICANT ACCOUNTING POLICIES:

     DNP SELECT INCOME FUND INC. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

     The following are the significant accounting policies of the Fund:

     (a) Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

     (b) Repurchase agreements are fully collateralized by U.S. Treasury, U.S. Government Agency and other investment grade securities. All collateral is held by an independent third-party custodian bank on behalf of the Fund until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of a default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying collateral securities at market value; however realization and/or retention of the collateral may be subject to legal proceedings.

     (c) It is the Fund’s policy to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for Federal income or excise taxes is required. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss. At December 31, 2006, the Fund had tax capital loss carry forwards of $150,585,405 which will expire in 2011. These capital loss carryforwards will be reduced by future realized gains, whether or not distributed (see Note 4). At December 31, 2006, on a tax basis, the Fund had undistributed net investment income of $0 and based on a $3,576,595,839 tax cost of investments, gross unrealized appreciation of $610,438,317 and unrealized depreciation of $12,184,772. The difference between the book basis and tax basis of distributable earnings and cost of investments are primarily a result of tax deferral of wash sale losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2007

     (d) Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     (e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (f) The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109” on June 29, 2007. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements.

     Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

     (g) In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal year ending December 31, 2008. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

(2) MANAGEMENT ARRANGEMENTS:

     The Fund has engaged Duff & Phelps Investment Management Co. (the “Adviser”) to provide professional investment management services for the Fund and has engaged J. J. B. Hilliard, W. L. Lyons, Inc. (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of .60% of the average weekly net assets of the Fund up to $1.5 billion and ..50% of average weekly net assets in excess thereof. The Administrator receives a quarterly fee at annual rates of .25% of average weekly net assets up to $100 million, .20% of average weekly net assets from $100 million to $1 billion, and .10% of average weekly net assets over $1 billion. For purposes of the foregoing calculations, “average weekly net assets” is defined as the sum of (i) the aggregate net asset value of the Fund’s common stock (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of any commercial paper issued by the Fund. Directors of the Fund not affiliated with the Adviser receive a fee of $30,000 per year plus $3,000 per board meeting, plus $2,000 per committee meeting attended. The chairmen of the contracts, executive and nominating committees receive an additional fee of $6,000 per year. The chairman of the audit

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2007

committee receives an additional fee of $7,500 per year. The chairman of the board receives an additional fee of $50,000 per year. Total fees paid to directors for the six months ended June 30, 2007 were $229,375.

(3) INDEMNIFICATIONS:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(4) DIVIDENDS:

     The Fund declares and pays dividends monthly. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions from and in excess of net investment income on the Statements of Changes in Net Assets consists of ordinary income distributions for federal income tax purposes. Ordinary income distributions for federal income tax purposes include distributions from realized gains, until the Fund utilizes all of its tax loss carry forwards.

     The tax character of all Fund distributions to common shareholders in 2006 was as follows:

Ordinary Income
2006	$175,734,577

     The tax character of all Fund distributions for the year ending December 31, 2007 will be determined at the end of the current fiscal year.

     Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The reclassifications primarily relate to premium amortization and capital loss carryforwards utilized for current year distributions. These reclassifications have no impact on the net asset value of the Fund. At June 30, 2007 the following reclassifications were recorded:

	Accumulated net realized	Distributions in excess of
Paid-in Surplus	loss on investments	net investment income
$(30,650,915)	$(7,184,390)	$37,835,305

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
(UNAUDITED)
June 30, 2007

(5) PREFERRED STOCK:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock. Dividends on the RP and APS are cumulative at a rate which was initially established for each series at the time of its initial offering. Since the initial offering of each series of RP and APS, the dividend rate on each series of RP has been reset every 49 days by a remarketing process and the dividend rate on each series of APS has been reset every seven days by an auction process. Dividend rates ranged from 4.03% to 4.35% on the RP and from 4.20% to 5.31% on the APS during the six months ended June 30, 2007.

     The RP and APS are redeemable at the option of the Fund on any dividend payment date at a redemption price equal to $100,000 per share for each share of RP and $25,000 per share for each share of APS, plus accumulated and unpaid dividends in each case. The Fund is required to maintain certain asset coverage with respect to the RP and APS, and the RP and APS are subject to mandatory redemption if that asset coverage is not maintained. Each series of RP is also subject to mandatory redemption on a date certain, therefore, the RP is classified as a liability on the statement of assets and liabilities and the related dividends as interest expense on the statement of operations. The mandatory redemption dates are as follows: Series A—November 28, 2012; Series B—November 18, 2015; Series C—November 7, 2018; Series D—December 22, 2021; and Series E—December 11, 2024.

     In general, the holders of the RP and of the Common Stock have equal voting rights of one vote per share and the holders of the APS are entitled to ¼ vote per share. Since each share of APS represents a liquidation preference of $25,000, and each share of RP represents a liquidation preference of $100,000 per share, the allocation of ¼ vote per share to the APS gives all holders of preferred stock equal voting power per dollar of liquidation preference. The holders of the RP and APS, voting together as a class, are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the RP and APS and the Common Stock.

(6) INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2007 purchases and sales of investment securities (excluding short-term securities) were $638,146,381 and $676,495,524, respectively.

     The Fund may lend portfolio securities to a broker/dealer. Loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case the Fund could incur a loss. At June 30, 2007 the Fund had loaned portfolio securities with a market value of $881,723,495 and received $911,475,072 of cash collateral. This cash was invested in securities as shown in the Schedule of Investments.

Renewal of Investment Advisory Agreement
(UNAUDITED)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. The Board has a Contracts Committee, composed entirely of Independent Directors, which, assisted by the advice of independent legal counsel, conducts an annual review of the terms of the Fund’s contractual arrangements, including the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. In evaluating the quality of the Adviser’s services, the Committee noted the various complexities involved in the operations of the Fund, such as the use of two types of leverage and the lending of portfolio securities, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Committee also considered the Fund’s investment performance as discussed below. In light of the foregoing, the Committee concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

     Investment performance of the Fund and the Adviser. The Committee reviewed the Fund’s investment performance over time and compared that performance to various peer groups and indices. The Committee concluded that since current income is the Fund’s primary objective, one of the best measures of the Adviser’s performance is the Fund’s consistent ability to pay a 6.5 cent per share monthly dividend. The Committee also considered the fact that since 1990, shares of the Fund have traded at a premium to net asset value 94.8% of the time even though shares of most closed-end funds trade at a discount to net asset value as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Cost of services and profits realized. The Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Committee retained Lipper Analytical Services Inc., an independent provider of investment company data, to furnish a report comparing the Fund’s advisory fee and other expenses to the similar expenses of other comparable funds. The Committee noted that many of the other funds in the comparison group were only recently established, and benefited from waivers

Renewal of Investment Advisory Agreement—(Continued)
(UNAUDITED)

of advisory fees by their sponsors. The Committee’s view is that gross fees provide a more useful comparison because waivers tend to be associated with the launch of new funds and can be expected to be of short duration. The Fund’s fees, while higher than the comparison group median when waivers were included, were lower than the median when waivers were excluded. The Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. However, the Committee concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful. The Committee also examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability was within the range that courts had found reasonable. The Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Committee concluded that the investment advisory agreement was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Committee considered whether the Fund has appropriately benefited from any economies of scale. The Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

     Indirect benefits. The Committee considered the indirect benefits the Adviser derives from its relationship with the Fund, including brokerage and soft dollar arrangements. In this regard, the Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser had significantly reduced the Fund’s brokerage cost in recent years and that the Adviser was in the process of phasing out the use of third-party soft dollar arrangements.

     The Contracts Committee concluded, based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, that the existing advisory fee structure is fair and reasonable, and recommended the continuation of the investment advisory agreement as being in the best interests of the Fund and its shareholders. On February 21, 2007, the Committee presented its recommendation, and the criteria on which it was based, to the full Board, whereupon the Board, including the Independent Directors, accepted the Committee’s recommendation and approved the continuation of the Fund’s investment advisory agreement for an additional one-year term ending April 30, 2008.

Information about Proxy Voting by the Fund
(UNAUDITED)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s web site http://www.dnpselectincome.com or on the SEC’s web site http://www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com or on the SEC’s website at http://www.sec.gov.

Information about the Fund’s Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-8090. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll free at (888) 878-7845 or is available on the Fund’s website at http://www.dnpselectincome.com.

Annual Meeting Proxy Results

     The Annual Meeting of Shareholders of the Fund was held on May 11, 2007. The description of each matter voted upon and the number of shares voted is as follows:

	For	Withheld
1. Election of Directors*

Directors elected by the holders
of the Fund’s common stock:
Stewart E. Conner	200,639,297	2,968,984
Francis E. Jeffries	200,397,240	3,211,041
Nathan I. Partain	200,811,180	2,797,101

Director elected by the holders
of the Fund’s preferred stock:
Robert J. Genetski	7,061	2

*	Directors whose term of office continued beyond this meeting are Connie K. Duckworth, Nancy Lampton, Christian H. Poindexter, Carl F. Pollard and David J. Vitale.

Board of Directors	DNP Select
Income Fund Inc.
FRANCIS E. JEFFRIES, CFA
Chairman
Common stock listed on the New York
NANCY LAMPTON	Stock Exchange under the symbol DNP
Vice Chairman
55 East Monroe Street, Suite 3600
STEWART E. CONNER	Chicago, Illinois 60603
(312) 368-5510
CONNIE K. DUCKWORTH
Shareholder inquiries please contact:
ROBERT J. GENETSKI
NATHAN I. PARTAIN, CFA	Transfer Agent,
Dividend Disbursing
CHRISTIAN H. POINDEXTER	Agent and Custodian

CARL F. POLLARD	The Bank of New York
Shareholder Relations
DAVID J. VITALE	Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street
Officers	Chicago, Illinois 60603

NATHAN I. PARTAIN, CFA	Administrator
President, Chief Executive Officer and
Chief Investment Officer	J.J.B. Hilliard W.L. Lyons, Inc.
500 West Jefferson Street
T. BROOKS BEITTEL, CFA	Louisville, Kentucky 40202
Senior Vice President and Secretary	(888) 878-7845

JOSEPH C. CURRY, JR.	Legal Counsel
Senior Vice President and Treasurer
Mayer Brown, Rowe & Maw LLP
JOYCE B. RIEGEL	71 South Wacker Drive
Chief Compliance Officer	Chicago, Illinois 60606

MICHAEL SCHATT	Independent Registered Public Accounting Firm
Senior Vice President
Ernst & Young LLP
DIANNA P. WENGLER	233 South Wacker Drive
Vice President and Assistant Secretary	Chicago, Illinois 60606

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated March 1, 2007) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley
Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	August 23, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	August 23, 2007

By (Signature and Title)*	/s/ JOSEPH C. CURRY, JR.
Joseph C. Curry, Jr.
Senior Vice President and Treasurer (principal financial officer)

Date	August 23, 2007

* Print the name and title of each signing officer under his or her signature.